UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 2010

Wells Real Estate Fund XI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia		30092-3365
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Disposition of the Avaya Building

On October 15, 2010, The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P. (the “Registrant”), and Piedmont Operating Partnership, LP, sold a one-story office building containing approximately 57,000 rentable square feet and located in Oklahoma City, Oklahoma (the “Avaya Building”) to Moriah Real Estate Company, LLC, an unaffiliated third party, for a gross sales price of $5,300,000, excluding closing costs. The Registrant holds an equity interest of approximately 8.8% in Fund IX-X-XI-REIT Associates, which owned 100% of the Avaya Building.

As a result of the sale, Fund IX-X-XI-REIT Associates received net sale proceeds of approximately $5,111,000, of which approximately $449,000 is allocable to the Registrant, and recognized a gain on sale of approximately $688,000, of which approximately $60,000 is allocable to the Registrant. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2010	F-2

Pro Forma Statement of Operations for the six months ended June 30, 2010	F-3

Pro Forma Statement of Operations for the year ended December 31, 2009	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

	By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Douglas P. Williams
Douglas P. Williams Senior Vice President

Date: October 21, 2010

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WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2009, and in its quarterly report filed on Form 10-Q for the six months ended June 30, 2010.

The following unaudited pro forma balance sheet as of June 30, 2010 has been prepared to give effect to the October 15, 2010 sale of the Avaya Building by The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P., and Piedmont Operating Partnership, LP, as if the disposition and distribution of net sale proceeds therefrom had occurred on June 30, 2010. The Registrant holds an equity interest of approximately 8.8% in Fund IX-X-XI-REIT Associates, which owned 100% of the Avaya Building.

The following unaudited pro forma statements of operations for the six months ended June 30, 2010 and the year ended December 31, 2009 have been prepared to give effect to the sale of the Avaya Building as if the disposition had occurred on January 1, 2009.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of the Avaya Building had been consummated as of January 1, 2009. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain or loss on sale that would have been recognized if the aforementioned property sale had occurred on January 1, 2009.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2010

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$2,558,709	$(393,738	)(b)	$2,164,971
Cash and cash equivalents	424,967	449,170	(c)	874,137
Due from joint ventures	28,631	0		28,631

Total assets	$3,012,307	$55,432		$3,067,739

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$3,165	$0		$3,165
Due to affiliates	6,748	0		6,748

Total liabilities	9,913	0		9,913

Partners’ capital:
Limited partners:
Class A – 1,431,174 units outstanding	3,002,394	0		3,002,394
Class B – 211,106 units outstanding	0	55,432	(d)	55,432
General partners	0	0		0

Total partners’ capital	3,002,394	55,432		3,057,826

Total liabilities and partners’ capital	$3,012,307	$55,432		$3,067,739

(a)

Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant’s quarterly report on Form 10-Q for the period ended June 30, 2010.

(b)	Reflects the GAAP-basis of the Registrant’s investment in the Avaya Building as of June 30, 2010.

(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund IX-X-XI-REIT Associates as a result of the sale of the Avaya Building.

(d)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of the Avaya Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN LOSS OF JOINT VENTURES	$(117,398)	$(17,511	)(b)	$(134,909)

INTEREST AND OTHER INCOME	506	0		506

GENERAL AND ADMINISTRATIVE EXPENSES	85,148	0		85,148

NET LOSS	$(202,040)	$(17,511)		$(219,551)

NET LOSS ALLOCATED TO :
CLASS A LIMITED PARTNERS	$(202,040)	$(17,511)		$(219,551)

CLASS B LIMITED PARTNERS	$0	$0		$0

GENERAL PARTNERS	$0	$0		$0

NET LOSS PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$(0.14)	$(0.01)		$(0.15)

CLASS B	$0.00	$0.00		$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,431,174			1,431,174

CLASS B	222,106			222,106

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the six months ended June 30, 2010.

(b)

Reflects an adjustment to equity in loss of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Avaya Building for the six months ended June 30, 2010. The pro forma adjustment represents the Registrant’s pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization and administrative costs. This pro forma adjustment does not include the Registrant’s pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the Avaya Building if the transaction had occurred on January 1, 2009.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN LOSS OF JOINT VENTURES	$(301,829)	$(43,742	)(b)	$(345,571)

INTEREST AND OTHER INCOME	1,923	0		1,923

GENERAL AND ADMINISTRATIVE EXPENSES	136,333	0		136,333

NET LOSS	$(436,239)	$(43,742)		$(479,981)

NET LOSS ALLOCATED TO:

CLASS A LIMITED PARTNERS	$(436,239)	$(43,742)		$(479,981)

CLASS B LIMITED PARTNERS	$0	$0		$0

GENERAL PARTNERS	$0	$0		$0

NET LOSS PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:

CLASS A	$(0.30)	$(0.03)		$(0.33)

CLASS B	$0.00	$0.00		$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:

CLASS A	1,431,174			1,431,174

CLASS B	222,106			222,106

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for the year ended December 31, 2009.

(b)

Reflects an adjustment to equity in loss of Fund IX-X-XI REIT Associates earned by the Registrant related to the Avaya Building for the year ended December 31, 2009. The pro forma adjustment represents the Registrant’s pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization and administrative costs. This pro forma adjustment does not include the Registrant’s pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the Avaya Building if the transaction had occurred on January 1, 2009.

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